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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 26, 2001.


                 NovaStar Mortgage Funding Trust, Series 2001-2
               (Issuer in respect of the NovaStar Home Equity Loan
                        Asset-Backed Bonds Series 2001-2)
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 333-50290                    52-2360849
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

         c/o First Union National Bank, 401 S. Tryon Street, 9th Floor,
                            Charlotte, NC 28288-1179
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (704) 383-9568
                                                           --------------


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         (Former name or former address, if changed since last report.)


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Item 5. See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the December, 2001 payment to the NovaStar Home Equity Loan Asset-Backed Bonds Series 2001-2

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Item 601 (a) of Regulation.
S-K Exhibit Number.
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20.1 Monthly statement to holders of NovaStar Home Equity Loan Asset-Backed
Bonds Series 2001-2 relating to the December 26, 2001 Payment Date.




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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of NovaStar Mortgage Funding Trust Series 2001-2 by the undersigned thereunto duly authorized.



Dated:  December 31, 2001         By: First Union National Bank, as Indenture
                                      Trustee and on behalf of NovaStar Mortgage
                                      Funding Trust Series 2001-2

                                  BY: /s/ Robert Ashbaugh
                                      ------------------------------------------
                                          Vice President





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                                  EXHIBIT INDEX




20.1 Monthly statement to holders of NovaStar Home Equity Loan Asset-Backed Bonds Series 2001-2 relating to the December 26, 2001 Payment Date.





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